UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-7704
Schwab Capital Trust- Monthly Income
(Exact name of registrant as specified in charter)
211 Main Street, San Francisco, California 94105
(Address of principal executive offices)       (Zip code)
Marie Chandoha
Schwab Capital Trust
211 Main Street, San Francisco, California 94105
(Name and address of agent for service)
Registrant’s telephone number, including area code: (415) 636-7000
Date of fiscal year end: December 31
Date of reporting period: December 31, 2010

Item 1: Report(s) to Shareholders.

Annual report dated December 31, 2010 enclosed.

Schwab ® Monthly Income Funds

Schwab® Monthly Income Fund -
Moderate Payout

Schwab® Monthly Income Fund -
Enhanced Payout

Schwab® Monthly Income Fund -
Maximum Payout

Go paperless today.

Simplify your financial life
by viewing these documents online.
Sign up at schwab.com/paperless

This wrapper is not part of the shareholder report.

Schwab ® Monthly Income Funds

Annual Report
December 31, 2010

Schwab® Monthly Income Fund -
Moderate Payout

Schwab® Monthly Income Fund -
Enhanced Payout

Schwab® Monthly Income Fund -
Maximum Payout

Schwab® Monthly Income Funds

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Charles Schwab & Co., Inc. The Industry classifications used in the schedules of Portfolio Holdings are sub-categories of Sector classifications.

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

Total Return for the Report Period

Schwab® Monthly Income Fund - Moderate Payout (Ticker Symbol: SWJRX)	10.35%

Moderate Payout Composite Index	10.42%
Fund Category: Morningstar Retirement Income	8.82%

Performance Details	pages 6-7

Schwab® Monthly Income Fund - Enhanced Payout (Ticker Symbol: SWKRX)	8.66%

Enhanced Payout Composite Index	9.04%
Fund Category: Morningstar Retirement Income	8.82%

Performance Details	pages 8-9

Schwab® Monthly Income Fund - Maximum Payout (Ticker Symbol: SWLRX)	6.83%

Maximum Payout Composite Index	7.58%
Fund Category: Morningstar Retirement Income	8.82%

Performance Details	pages 10-11

Minimum Initial Investment[1]	$ 100

All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly.

Fund expenses have been absorbed by CSIM and Schwab. Without these reductions, the funds’ returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.

The Moderate Payout Composite Index is a custom blended index developed by CSIM based on a comparable portfolio asset allocation and calculated using the following portion allocations: 40% S&P 500 Index and 60% Barclays Capital U.S. Aggregate Bond Index.

The Enhanced Payout Composite Index is a custom blended index developed by CSIM based on a comparable portfolio asset allocation and calculated using the following portion allocations: 25% S&P 500 Index and 75% Barclays Capital U.S. Aggregate Bond Index.

The Maximum Payout Composite Index is a custom blended index developed by CSIM based on a comparable portfolio asset allocation and calculated using the following portion allocations: 10% S&P 500 Index and 90% Barclays Capital U.S. Aggregate Bond Index.

[1]	Please see prospectus for further detail and eligibility requirements.

Schwab Monthly Income Funds 1

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.

Despite stubbornly high unemployment and few signs of a turnaround in the housing market in the United States, nearly all investment markets rewarded investors with positive returns.

Dear Shareholder,

It is a pleasure to have this opportunity to write to you for the first time as President and Chief Executive Officer of Charles Schwab Investment Management, Inc., the investment adviser to the Schwab Funds. In the accompanying pages, please find the annual report for the Schwab Monthly Income Funds for the 12-month period that ended December 31, 2010.

During most of 2010, investors and markets weathered a tepid U.S. economy and Federal Reserve (the Fed) actions that were aimed at keeping short term interest rates low. Despite stubbornly high unemployment and few signs of a turnaround in the housing market in the United States, nearly all investment markets rewarded investors with positive returns. Boosted by high corporate profits in many sectors, U.S. equity markets generated positive returns for the reporting period, as measured by the S&P 500’s 15.1% return. A broad benchmark for fixed income, the Barclays Capital U.S. Aggregate Bond Index, returned 6.5%. International stocks, as measured by the MSCI EAFE Index, returned 8.2%. Equities in emerging countries rewarded investors with a 19.2% return, according to the MSCI Emerging Markets Index, as their economies rebounded and their currencies rose in many cases.

Historically low yields persisted during the year as the Federal Reserve targeted its federal funds rate between zero and 0.25%. The Fed continued its quantitative easing programs, buying Treasuries to keep borrowing rates low and stimulate economic growth. In mid-year, fears of a debt crisis in Greece and other European nations temporarily pressed short-term interest rates upward, but they settled lower again some months later. Toward the year’s end, however, intermediate and longer-term interest rates began to rise in anticipation of a stronger economy, the extension of the Bush tax cuts for 2011, and a rebound in consumer spending.

The Schwab Monthly Income Funds are designed to meet the income needs of investors by making monthly payments from net investment income, a goal achieved by the funds during 2010. The funds paid investors between 2.90% and 3.04% during the year, depending on the fund. Each fund also posted positive total returns for the period. The Moderate Payout Fund returned 10.35%; the Enhanced Payout Fund returned 8.66%; and the Maximum Payout Fund returned 6.83%.

Thank you for investing with the Schwab Monthly Income Funds. We encourage you to review your investment portfolio regularly to make sure it meets your current financial plan. For answers to questions you may have or to consult our website for more information, please visit www.schwabfunds.com. We are also happy to hear from you at 1-800-435-4000.

Sincerely,

2 Schwab Monthly Income Funds

The Investment Environment

Economic Overview

The decision by the Federal Open Market Committee (the FOMC) in November 2010 to initiate a new program of security purchases, often referred to as quantitative easing, reminded investors that the U.S. economy was still in need of systemic reinforcement.

This latest announcement from the FOMC that it would purchase an additional $600 billion in longer-term U.S. Treasury securities followed earlier policy decisions that included: lowering the federal funds rate to near zero in December 2008 and keeping it there for an extended period of time; authorizing the large-scale purchase of longer-term securities in 2009 and early 2010; and modifying the Federal Reserve’s (the Fed) reinvestment policy in the summer of 2010 on mortgage-related securities, as they matured or were redeemed, in an effort to manage the Fed’s balance sheet.

Contributing to the FOMC’s decision to purchase an additional $600 billion in U.S. Treasuries was a U.S. unemployment rate that had remained above 9% since the fall of 2009 and an inflation rate that was still below optimal levels for what the Fed believed to be a sustainable recovery. Moreover, reports that many of the unemployed in the United States have been seeking employment for more than six months highlighted the fact that job creation had not kept pace with the rising number of people looking for jobs. Adding to the complexity of this economic picture was the decline in housing prices, accompanied by a rise in foreclosures.

Positive economic news was also part of the landscape. Corporations reported high profits for the period under review and increased their investment in equipment and software. Household spending was also up for the reporting period. Gross Domestic Product (GDP) growth—the output of goods and services produced by labor and property in the United States—was positive. The first, second, and third quarter GDP growth rates reached 3.7%, 1.7%, and 2.6%, respectively.

At the international level, news from Europe in the spring of 2010 described the challenges faced by several euro-zone countries as they tried to meet the demands of their sovereign debt. Central banks in Europe responded with financial supports of various types that typically came with the mandate that the countries receiving help also make deep budget cuts. Many of the cuts targeted the rising costs linked to maintaining long-standing benefits such as retirement pensions and subsidized education and health care, which had become unaffordable in an environment of declining revenue.

Equities

The U.S. and international stock markets weathered a few ups and downs during the reporting period. In addition to the European debt crisis, the Deepwater Horizon oil spill on April 20, 2010, in the Gulf of Mexico, caused a short-lived decline in energy stocks. This was followed by a sudden, but temporary, 999-point drop in the Dow Jones Industrial Average within a 30-minute timeframe, on May 6, 2010. The equity market event was subsequently named the “flash crash.” As a result of the flash crash, more than 16,000 trades were cancelled by the major U.S. stock exchanges. Despite these events, both U.S. and international equity markets rebounded. In fact, the U.S. and international stock markets rewarded investors with positive returns for the 12 months under review, despite these disturbances and the slow-paced economic recovery.

 Asset Class Performance Comparison % returns during the report period

This graph compares the performance of various asset classes during the report period. Final performance figures for the period are in the key below.

15.06%	S&P 500® Index: measures U.S. large-cap stocks

26.85%	Russell 2000® Index: measures U.S. small-cap stocks

8.21%	MSCI EAFE® Index (Gross): measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

6.54%	Barclays Capital U.S. Aggregate Bond Index: measures the U.S. bond market

0.13%	Three-Month U.S. Treasury Bills (T-bills): measures short-term U.S. Treasury obligations

These figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and you cannot invest in them directly. Remember that past performance is not an indication of future results.

Nothing in this report represents a recommendation of a security by the investment adviser.

Manager views and portfolio holdings may have changed since the report date.

Schwab Monthly Income Funds 3

The Investment Environment continued

For the reporting period, the S&P 500 Index returned 15.06%. In general, growth stocks outperformed value in small-, mid-, and large-cap categories, though not necessarily by wide margins. Small-cap growth stocks had the widest spread, with the Russell 2000 Growth Index returning 29.09% and the Russell 2000 Value Index returning 24.50%. By comparison, the Russell Midcap Growth Index returned 26.38%, compared to the Russell Midcap Value Index returning 24.75%, while the Russell 1000 Growth Index returned 16.71%, against the Russell 1000 Value Index return of 15.51%.

On the international side, the MSCI EAFE Index (Gross) returned 8.21%, while the MSCI EAFE Growth Index returned 12.60%, followed by the MSCI EAFE Value Index, which returned 3.81%. Here again, growth outpaced value, but the best performing index on the international level was the MSCI Emerging Markets Index, which returned 19.20%.

Sectors

All sectors in the U.S. equity markets had positive absolute returns. Consumer Discretionary and Industrials were the best performing sectors, followed by Materials, Energy, and Telecommunications, which also had solid returns. Sectors with low, but still positive returns included Health Care, Utilities, and Information Technology.

Top performing sectors at the international level were Industrials, Consumer Discretionary, and Materials. Utilities and Financials posted negative returns and were the poorest performers on an international level.

Money Markets

The Fed’s decision to keep the federal funds rate in the 0% to 0.25% range resulted in a low interest rate environment throughout the reporting period. Low interest rates combined with limited supply of short-term, high-quality taxable and tax-exempt securities suppressed short-term yields. The limited supply was driven, in part, by the new SEC regulations that required money market funds to maintain a weighted average maturity (WAM) of 60 days or less and that required them to meet new minimum liquidity standards. The need to meet these new regulations created higher demand for shorter-term securities, especially short-term U.S. Treasuries, which put downward pressure on yields.

Fixed Income

In the tax-free fixed income markets, many state and local governments saw 4−5% increases in tax revenues during the third quarter of 2010, which continued through year-end. However, tax revenues still remained well below the highs that occurred in 2008. Many fiscal 2011 budgets, passed in the summer of 2010, relied on the final year of federal stimulus funds for Medicaid and education, deep spending cuts, and the use of reserves to achieve balanced budgets. The slow recovery of municipal revenues, continued high unemployment in many states, news regarding high state and local government pension costs, and the spectre of future budgets without federal stimulus funds, all raised investor concerns in the last few months of the reporting period.

Also adding to the challenges in the bond markets was investor response to market volatility. The Euro-debt concerns that crystallized in May 2010 helped to push investors toward U.S. Treasuries. This put further downward pressure on U.S. Treasury rates, as demand outpaced supply. However, as the global stock market gained momentum toward the end of summer and continued to rise through the end of 2010, intermediate and longer-term U.S. Treasury rates rose to nearly match where they had been at the beginning of the reporting period. However, the shorter-term rates remained well below 1.00%.

In other categories, corporate bonds, including investment-grade and high-yield, offered investors returns that outpaced U.S. Treasuries, as did commercial mortgage-backed and agency mortgage-backed securities.

As for broad bond market performance, the Barclays Capital U.S. Aggregate Bond Index returned 6.54%, the Barclays Capital U.S. TIPS Index returned 6.31%, the Barclays U.S. Treasury Index returned 5.87%, and the Barclays Capital General Muni Bond Index returned 2.38% for the 12 months under review.

4 Schwab Monthly Income Funds

Fund Management

Daniel Kern, CFA, a managing director and portfolio manager of the investment adviser, is responsible for the day-to-day management of the funds. He has been the portfolio manager of the funds since 2008. From 2003, until his appointment to his current position, he held vice president level positions in product development, investment operations and audit at the firm. Prior to joining the firm in 2003, he worked for more than 13 years in the investment management industry, with more than six of those years spent in portfolio management.

Schwab Monthly Income Funds 5

Schwab® Monthly Income Fund - Moderate Payout

The Schwab Monthly Income Funds (the funds) seek to provide current income and, as a secondary investment objective, capital appreciation. In accordance with guidelines stated in the funds’ prospectus, the higher the targeted payout rate, the lower the growth potential of a particular fund. The funds invest in a range of Schwab Funds and Laudus Funds—including equity funds, fixed income funds, and money market funds—in accordance with their respective target asset allocation. Because each Monthly Income Fund is a fund-of-funds, its return will reflect a blend of the returns of the underlying funds based on their relative weightings.

The Schwab Monthly Income Fund – Moderate Payout (the fund) returned 10.35% for the period that ended December 31, 2010, compared to its comparative index, the Moderate Payout Composite Index, which returned 10.42%. The fund seeks to offer investors an annual payout of 3% to 4% and an increase in capital over the long term.* The fund’s payout yield for 2010 was 2.9%, consistent with the investment adviser’s expectations of 2% to 4% for low interest rate environments. Investors also received an additional end-of-year payment in December. The fund made each payout from net investment income rather than from investor capital.

The fund’s allocation to equities, fixed income, and money funds varies within certain established limits and generally was close to 40% equities, 57% fixed income, and 3% money markets during the reporting period. The comparative index’s allocations are 40% to the S&P 500 Index and 60% to the Barclays Capital U.S. Aggregate Bond Index.

In a year where market volatility tested the patience of many investors, positive investment results in equities in the United States and abroad and in fixed income had contributed to the fund’s performance by year-end. The Schwab Dividend Equity Fund returned 11.46%, lagging the S&P 500 Index’s return of 15.06%. In fixed income, the Schwab Total Bond Market Fund returned 6.00% versus the Barclays Capital U.S. Aggregate Bond Index’s return of 6.54%, while the Schwab Short-Term Bond Market Fund detracted from relative returns, with a return of 3.57%. The Schwab Premier Income Fund led in fixed income with a return of 7.65%.

The fund also has allocations to asset classes outside its comparative index in international equities (approximately 6% of net assets), international fixed income (approximately 5% of net assets), and global real estate (approximately 11% of net assets). The Laudus International MarketMasters Fund, Select Shares, contributed a return of 21.75% and the Laudus Mondrian International Fixed Income Fund returned 6.54%. The Schwab Global Real Estate Fund boosted the fund’s overall results by generating a return of 19.42%, in a strong year for real estate investment trusts.

We encourage you to review the information following this discussion to learn more about the important characteristics of the fund.

As of 12/31/10:

 Statistics

Number of Holdings	10
Portfolio Turnover Rate	13%

 Asset Class Weightings % of Investments

Fixed Income Funds – Intermediate-Term	41.5%
Equity Funds – Large Cap	23.1%
Fixed Income Funds – Short-Term	11.0%
Equity Funds – Global Real Estate	10.7%
Equity Funds – International	6.0%
Fixed Income Funds – International	4.5%
Money Market Funds	3.2%
Total	100.0%

 Top Holdings % of Net Assets1

Schwab Premier Income Fund	23.0%
Schwab Total Bond Market Fund	18.5%
Schwab Dividend Equity Fund	16.9%
Schwab Short-Term Bond Market Fund	11.0%
Schwab Global Real Estate Fund	10.7%
Total	80.1%

Manager views and portfolio holdings may have changed since the report date.

The Laudus Mondrian Funds and Laudus Growth Investors Fund are part of Laudus Trust and distributed by ALPS Distributors, Inc. The Laudus MarketMasters Funds are part of Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.

*	The targeted annual payout for the fund is based on historic yield environments over a ten year period. The fund’s actual annual payout could be higher or lower than the targeted annual payout based on the interest rate environment and other market factors occurring during that year. During a low interest rate environment, it is generally expected that the funds will have lower actual annual payouts. Conversely, during a high interest rate environment, it is generally expected that the fund will have higher actual annual payouts. The Schwab Monthly Income Fund - Moderate Payout is expected to provide an annual payout of 2 to 4% in low interest rate environments and 3 to 5% in high interest rate environments.
[1]	This list is not a recommendation of any security by the investment adviser.

6 Schwab Monthly Income Funds

 Schwab® Monthly Income Fund - Moderate Payout

Performance Summary as of 12/31/10

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

March 28, 2008 – December 31, 2010
Performance of a Hypothetical
$10,000 Investment1,3

 Average Annual Total Returns1,2

Fund and Inception Date	1 Year	Since Inception

Fund: Schwab® Monthly Income Fund - Moderate Payout (3/28/08)	10.35%	3.41%
Moderate Payout Composite Index[3]	10.42%	4.19%
S&P 500 Index®	15.06%	0.36%
Barclays Capital U.S. Aggregate Bond Index	6.54%	5.79%
Fund Category: Morningstar Retirement Income	8.82%	3.55%

Fund Expense Ratios4: Net 0.75%; Gross 1.66%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	The fund’s routine expenses have been absorbed by CSIM and Schwab. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	The Moderate Payout Composite Index is a custom blended index developed by CSIM based on a comparable portfolio asset allocation and calculated using the following portion allocations: 40% S&P 500 Index and 60% Barclays Capital U.S. Aggregate Bond Index.
[4]	As stated in the prospectus. Includes expenses of the underlying funds in which the fund invests. The annualized weighted average expense ratio of the underlying funds was 0.75%. Net Expense: Expenses reduced by a contractual fee waiver for so long as CSIM serves as the adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section in the financial statements.

Schwab Monthly Income Funds 7

Schwab® Monthly Income Fund - Enhanced Payout

The Schwab Monthly Income Funds (the funds) seek to provide current income and, as a secondary investment objective, capital appreciation. In accordance with guidelines stated in the funds’ prospectus, the higher the targeted payout rate, the lower the growth potential of a particular fund. The funds invest in a range of Schwab Funds and Laudus Funds—including equity funds, fixed income funds, and money market funds—in accordance with their respective target asset allocation. Because each Monthly Income Fund is a fund-of-funds, its return will reflect a blend of the returns of the underlying funds based on their relative weightings.

The Schwab Monthly Income Fund – Enhanced Payout (the fund) returned 8.66% for the period that ended December 31, 2010, compared to the comparative index, the Enhanced Payout Composite Index, which returned 9.04%. The fund seeks to offer investors an annual payout of 4% to 5% and an increase in capital over the long term.* The fund’s payout yield for 2010 was 3%, consistent with the investment adviser’s expectations of 3% to 5% during low interest rate environments. Investors also received an additional end-of-year payment in December. The fund made each payout from net investment income rather than from investor capital.

The fund’s allocation to equities, fixed income, and money funds varies within certain established limits and generally was close to 25% equities, 70% fixed income, and 5% money markets during the reporting period. The comparative index’s allocations are 25% to the S&P 500 Index and 75% to the Barclays Capital U.S. Aggregate Bond Index.

In a year where market volatility tested the patience of many investors, by year-end positive investment results in equities in the United States and abroad and in fixed income had contributed to the fund’s performance. The fund’s allocation to the Schwab Dividend Equity Fund returned 11.46%, lagging the S&P 500’s index’s return of 15.06%. In fixed income, the Schwab Total Bond Market Fund returned 6.00% versus the Barclays Capital U.S. Aggregate Bond Index’s return of 6.54%, while the Schwab Short-Term Bond Market Fund detracted from relative returns, with a return of 3.57%. The Schwab Premier Income Fund led in fixed income with a return of 7.65%.

The fund also has allocations to asset classes outside its comparative index in international equities (approximately 3% of net assets), international fixed income (approximately 5% of net assets), and global real estate (approximately 8% of net assets). The Laudus International MarketMasters Fund, Select Shares contributed a return of 21.75%. The Laudus Mondrian International Fixed Income Fund returned 6.54% and the Schwab Global Real Estate Fund boosted the fund’s overall results by generating a return of 19.42%, in a strong year for real estate investment trusts.

We encourage you to review the information following this discussion to learn more about the important characteristics of the fund.

As of 12/31/10:

 Statistics

Number of Holdings	10
Portfolio Turnover Rate	14%

 Asset Class Weightings % of Investments

Fixed Income Funds – Intermediate-Term	53.1%
Equity Funds – Large Cap	14.0%
Fixed Income Funds – Short-Term	12.0%
Equity Funds – Global Real Estate	7.7%
Money Market Funds	5.2%
Fixed Income Funds – International	5.0%
Equity Funds – International	3.0%
Total	100.0%

 Top Holdings % of Net Assets1

Schwab Premier Income Fund	29.0%
Schwab Total Bond Market Fund	24.0%
Schwab Short-Term Bond Market Fund	12.0%
Schwab Dividend Equity Fund	11.0%
Schwab Global Real Estate Fund	7.7%
Total	83.7%

Manager views and portfolio holdings may have changed since the report date.

The Laudus Mondrian Funds and Laudus Growth Investors Fund are part of Laudus Trust and distributed by ALPS Distributors, Inc. The Laudus MarketMasters Funds are part of Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.

*	The targeted annual payout for the fund is based on historic yield environments over a ten year period. The fund’s actual annual payout could be higher or lower than the targeted annual payout based on the interest rate environment and other market factors occurring during that year. During a low interest rate environment, it is generally expected that the funds will have lower actual annual payouts. Conversely, during a high interest rate environment, it is generally expected that the fund will have higher actual annual payouts. The Schwab Monthly Income Fund - Enhanced Payout is expected to provide an annual payout of 3 to 5% in low interest rate environments and 4 to 6% in high interest rate environments.
[1]	This list is not a recommendation of any security by the investment adviser.

8 Schwab Monthly Income Funds

 Schwab® Monthly Income Fund - Enhanced Payout

Performance Summary as of 12/31/10

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

March 28, 2008 – December 31, 2010
Performance of a Hypothetical
$10,000 Investment1,3,5

 Average Annual Total Returns1,2,5

Fund and Inception Date	1 Year	Since Inception

Fund: Schwab® Monthly Income Fund - Enhanced Payout (3/28/08)	8.66%	3.74%
Enhanced Payout Composite Index[3]	9.04%	4.88%
S&P 500 Index®	15.06%	0.36%
Barclays Capital U.S. Aggregate Bond Index	6.54%	5.79%
Fund Category: Morningstar Retirement Income	8.82%	3.55%

Fund Expense Ratios4: Net 0.67%; Gross 0.97%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	The fund’s routine expenses have been absorbed by CSIM and Schwab. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	The Enhanced Payout Composite Index is a custom blended index developed by CSIM based on a comparable portfolio asset allocation and calculated using the following portion allocations: 25% S&P 500 Index and 75% Barclays Capital U.S. Aggregate Bond Index.
[4]	As stated in the prospectus. Includes expenses of the underlying funds in which the fund invests. The annualized weighted average expense ratio of the underlying funds was 0.67%. Net Expense: Expenses reduced by a contractual fee waiver for so long as CSIM serves as the adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section in the financial statements.
[5]	On June 16, 2009, the Schwab Retirement Income Fund merged into the fund.

Schwab Monthly Income Funds 9

Schwab® Monthly Income Fund - Maximum Payout

The Schwab Monthly Income Funds (the funds) seek to provide current income and, as a secondary investment objective, capital appreciation. In accordance with guidelines stated in the funds’ prospectus, the higher the targeted payout rate, the lower the growth potential of a particular fund. The funds invest in a range of Schwab Funds and Laudus Funds—including equity funds, fixed income funds, and money market funds—in accordance with their respective target asset allocation. Because each Monthly Income Fund is a fund-of-funds, its return will reflect a blend of the returns of the underlying funds based on their relative weightings.

The Schwab Monthly Income Fund – Maximum Payout (the fund) returned 6.83% for the period that ended December 31, 2010, compared to the comparative index, the Maximum Payout Composite Index, which returned 7.58%. The fund seeks to offer investors an annual payout of 5% to 6% and an increase in capital over the long term.* The fund’s payout yield for 2010 was 3.04%, consistent with the investment adviser’s expectations of 3% to 5% for low interest rate environments. Investors also received an additional end-of-year payment in December. The fund made each payout from net investment income rather than from investor capital.

The fund’s allocation to equities, fixed income, and money funds varies within certain established limits and generally was close to 10% equities, 83% fixed income, and 7% money markets during the reporting period. The comparative index’s allocations are 10% to the S&P 500 Index and 90% to the Barclays Capital U.S. Aggregate Bond Index.

In a year where market volatility tested the patience of many investors, by year-end positive investment results in equities in the United States and abroad and in fixed income had contributed to the fund’s performance. The Schwab Dividend Equity Fund returned 11.46%, lagging the S&P 500 Index’s return of 15.06%. In fixed income, the Schwab Total Bond Market Fund returned 6.00% versus the Barclays Capital U.S. Aggregate Bond Index’s return of 6.54%, while the Schwab Short-Term Bond Market Fund detracted from relative returns, with a return of 3.57%. The Schwab Premier Income Fund led in fixed income with a return of 7.65%.

The fund also has allocations to asset classes outside its comparative index in international fixed income (approximately 7% of net assets) and global real estate (approximately 5% of net assets). The Laudus Mondrian International Fixed Income Fund returned 6.54%. The Schwab Global Real Estate Fund boosted the fund’s overall results by generating a return of 19.42%, in a strong year for real estate investment trusts.

We encourage you to review the information following this discussion to learn more about the important characteristics of the fund.

As of 12/31/10:

 Statistics

Number of Holdings	8
Portfolio Turnover Rate	20%

 Asset Class Weightings % of Investments

Fixed Income Funds – Intermediate-Term	61.6%
Fixed Income Funds – Short-Term	15.0%
Money Market Funds	6.7%
Fixed Income Funds – International	6.7%
Equity Funds – Large Cap	5.1%
Equity Funds – Global Real Estate	4.9%
Total	100.0%

 Top Holdings % of Net Assets1

Schwab Premier Income Fund	34.4%
Schwab Total Bond Market Fund	26.9%
Schwab Short-Term Bond Market Fund	15.0%
Laudus Mondrian International Fixed Income Fund	6.6%
Schwab Dividend Equity Fund	5.1%
Total	88.0%

Manager views and portfolio holdings may have changed since the report date.

The Laudus Mondrian Funds and Laudus Growth Investors Fund are part of Laudus Trust and distributed by ALPS Distributors, Inc. The Laudus MarketMasters Funds are part of Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.

*	The targeted annual payout for the fund is based on historic yield environments over a ten year period. The fund’s actual annual payout could be higher or lower than the targeted annual payout based on the interest rate environment and other market factors occurring during that year. During a low interest rate environment, it is generally expected that the funds will have lower actual annual payouts. Conversely, during a high interest rate environment, it is generally expected that the fund will have higher actual annual payouts. The Schwab Monthly Income Fund - Maximum Payout is expected to provide an annual payout of 3 to 5% in low interest rate environments and 5 to 8% in high interest rate environments.
[1]	This list is not a recommendation of any security by the investment adviser.

10 Schwab Monthly Income Funds

 Schwab® Monthly Income Fund - Maximum Payout

Performance Summary as of 12/31/10

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

March 28, 2008 – December 31, 2010
Performance of a Hypothetical
$10,000 Investment1,3

 Average Annual Total Returns1,2

Fund and Inception Date	1 Year	Since Inception

Fund: Schwab® Monthly Income Fund - Maximum Payout (3/28/08)	6.83%	3.84%
Maximum Payout Composite Index[3]	7.58%	5.46%
S&P 500 Index®	15.06%	0.36%
Barclays Capital U.S. Aggregate Bond Index	6.54%	5.79%
Fund Category: Morningstar Retirement Income	8.82%	3.55%

Fund Expense Ratios4: Net 0.61%; Gross 0.93%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	The fund’s routine expenses have been absorbed by CSIM and Schwab. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	The Maximum Payout Composite Index is a custom blended index developed by CSIM based on a comparable portfolio asset allocation and calculated using the following portion allocations: 10% S&P 500 Index and 90% Barclays Capital U.S. Aggregate Bond Index.
[4]	As stated in the prospectus. Includes expenses of the underlying funds in which the fund invests. The annualized weighted average expense ratio of the underlying funds was 0.61%. Net Expense: Expenses reduced by a contractual fee waiver for so long as CSIM serves as the adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section in the financial statements.

Schwab Monthly Income Funds 11

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the period beginning July 1, 2010 and held through December 31, 2010.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 7/1/10	at 12/31/10	7/1/10–12/31/10

Schwab® Monthly Income Fund - Moderate Payout
Actual Return	0.00%	$1,000	$1,102.50	$0.00
Hypothetical 5% Return	0.00%	$1,000	$1,025.21	$0.00

Schwab® Monthly Income Fund - Enhanced Payout
Actual Return	0.00%	$1,000	$1,069.30	$0.00
Hypothetical 5% Return	0.00%	$1,000	$1,025.21	$0.00

Schwab® Monthly Income Fund - Maximum Payout
Actual Return	0.00%	$1,000	$1,037.60	$0.00
Hypothetical 5% Return	0.00%	$1,000	$1,025.21	$0.00

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in Financial Highlights, which covers a 12-month period. The expenses incurred by underlying funds in which the funds invest are not included in this ratio.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 365 days of the fiscal year.

12 Schwab Monthly Income Funds

Schwab® Monthly Income Fund - Moderate Payout

Financial Statements

Financial Highlights

	1/1/10–	1/1/09–	3/28/08[1]–
	12/31/10	12/31/09	12/31/08

Per-Share Data ($)

Net asset value at beginning of period	9.22	8.32	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.29	0.37	0.29
Net realized and unrealized gains (losses)	0.65	0.91	(1.68)

Total from investment operations	0.94	1.28	(1.39)
Less distributions:
Distributions from net investment income	(0.29)	(0.38)	(0.29)

Net asset value at end of period	9.87	9.22	8.32

Total return (%)	10.35	15.76	(14.11)[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[3]	0.00 [4]	0.00 [4]	0.00	[5]
Gross operating expenses[3]	0.53	0.92	0.73	[5]
Net investment income (loss)	3.08	4.57	4.08	[5]
Portfolio turnover rate	13	12	25	[2]
Net assets, end of period ($ x 1,000,000)	20	14	7

1 Commencement of operations.
2 Not annualized.
3 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
4 Less than 0.005%
5 Annualized.

See financial notes 13

 Schwab® Monthly Income Fund - Moderate Payout

Portfolio Holdings  as of December 31, 2010

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

100.0%	Other Investment Companies	19,266,390	20,233,988

100.0%	Total Investments	19,266,390	20,233,988
0.0%	Other Assets and Liabilities, Net		5,878

100.0%	Total Net Assets		20,239,866

	Number	Value
Security	of Shares	($)

Other Investment Companies 100.0% of net assets

Equity Funds 39.8%
Laudus Growth Investors U.S. Large Cap Growth Fund (a)	100,841	1,268,584
Laudus International MarketMasters Fund, Select Shares (a)	62,983	1,211,789
Schwab Dividend Equity Fund (a)	265,540	3,412,192
Schwab Global Real Estate Fund (a)	333,908	2,157,049

		8,049,614

Fixed-Income Funds 57.0%
Laudus Mondrian International Fixed Income Fund (a)	77,582	914,694
Schwab Premier Income Fund (a)	452,461	4,651,302
Schwab Short-Term Bond Market Fund (a)	243,391	2,217,296
Schwab Total Bond Market Fund (a)	408,059	3,750,061

		11,533,353

Money Funds 3.2%
Schwab Value Advantage Money Fund, Institutional Prime Shares (a)	197,105	197,105
State Street Institutional Liquid Reserves Fund - Institutional Class	453,916	453,916

		651,021

Total Other Investment Companies
(Cost $19,266,390)		20,233,988

End of Investments.

At 12/31/10 the tax basis cost of the fund’s investments was $19,481,343 and the unrealized appreciation and depreciation were $755,842 and ($3,197), respectively, with a net unrealized appreciation of $752,645.

(a)	Issuer is affiliated with the fund’s adviser.

14 See financial notes

 Schwab Monthly Income Fund - Moderate Payout

Statement of
Assets and Liabilities
As of December 31, 2010.

Assets

Investments in affiliated underlying funds, at value (cost $18,812,474)		$19,780,072
Investments in unaffiliated issuers, at value (cost $453,916)	+	453,916

Total investments, at value (cost $19,266,390)		20,233,988
Receivables:
Dividends		26,406
Fund shares sold		18,113
Due from investment adviser		903
Interest		66
Prepaid expenses	+	310

Total assets		20,279,786

Liabilities

Payables:
Fund shares redeemed		11,634
Trustees’ fees		1
Accrued expenses	+	28,285

Total liabilities		39,920

Net Assets

Total assets		20,279,786
Total liabilities	−	39,920

Net assets		$20,239,866

Net Assets by Source
Capital received from investors		19,723,172
Net investment income not yet distributed		7,953
Net realized capital losses		(458,857)
Net unrealized capital gains		967,598

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$20,239,866		2,049,791		$9.87

See financial notes 15

 Schwab Monthly Income Fund - Moderate Payout

Statement of
Operations
For January 1, 2010 through December 31, 2010.

Investment Income

Dividends received from affiliated underlying funds		$544,342
Interest	+	689

Total investment income		545,031

Expenses

Professional fees		32,317
Registration fees		18,726
Portfolio accounting fees		15,536
Transfer agent fees		10,023
Shareholder reports		9,250
Trustees’ fees		5,046
Custodian fees		969
Interest expense		4
Other expenses	+	2,661

Total expenses		94,532
Expense reduction by adviser and Schwab	−	94,528

Net expenses	−	4

Net investment income		545,027

Realized and Unrealized Gains (Losses)

Realized capital gain distributions received from affiliated underlying funds		6,137
Net realized losses on sales of affiliated underlying funds		(75,976)
Net realized gains on unaffiliated investments	+	11

Net realized losses		(69,828)
Net unrealized gains on affiliated underlying funds	+	1,263,147

Net realized and unrealized gains		1,193,319

Increase in net assets resulting from operations		$1,738,346

16 See financial notes

 Schwab Monthly Income Fund - Moderate Payout

Statements of
Changes in Net Assets
For the current and prior report periods.

Operations

1/1/10-12/31/10			1/1/09-12/31/09
Net investment income		$545,027	$443,924
Net realized losses		(69,828)	(146,219)
Net unrealized gains	+	1,263,147	1,206,273

Increase in net assets from operations		1,738,346	1,503,978

Distributions to Shareholders

Distributions from net investment income		($544,757)	($442,805)

Transactions in Fund Shares

		1/1/10-12/31/10		1/1/09-12/31/09
		SHARES	VALUE	SHARES	VALUE
Shares sold		1,189,453	$11,301,712	994,447	$8,740,352
Shares reinvested		34,056	323,934	31,464	273,724
Shares redeemed	+	(692,625)	(6,579,287)	(361,792)	(3,183,866)

Net transactions in fund shares		530,884	$5,046,359	664,119	$5,830,210

Shares Outstanding and Net Assets

		1/1/10-12/31/10		1/1/09-12/31/09
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		1,518,907	$13,999,918	854,788	$7,108,535
Total increase	+	530,884	6,239,948	664,119	6,891,383

End of period		2,049,791	$20,239,866	1,518,907	$13,999,918

Net investment income not yet distributed			$7,953		$7,132

See financial notes 17

Schwab® Monthly Income Fund - Enhanced Payout

Financial Statements

Financial Highlights

	1/1/10–	1/1/09–		3/28/08[1]–
	12/31/10	12/31/09		12/31/08

Per-Share Data ($)

Net asset value at beginning of period	9.39	8.75		10.00

Income (loss) from investment operations:
Net investment income (loss)	0.30	0.43		0.32
Net realized and unrealized gains (losses)	0.50	0.64		(1.26)

Total from investment operations	0.80	1.07		(0.94)
Less distributions:
Distributions from net investment income	(0.30)	(0.43)		(0.31)

Net asset value at end of period	9.89	9.39		8.75

Total return (%)	8.66	12.60		(9.53)[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[3]	—	0.01	[4]	0.00	[5]
Gross operating expenses[3]	0.15	0.33		0.56	[5]
Net investment income (loss)	3.12	4.99		4.34	[5]
Portfolio turnover rate	14	31	[6]	39	[2]
Net assets, end of period ($ x 1,000,000)	78	72		10

1 Commencement of operations.
2 Not annualized.
3 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
4 The ratio of net operating expenses would have been 0.00% if certain non-routine expenses had not been incurred.
5 Annualized.
6 Portfolio turnover excludes the impact of assets resulting from a merger with another fund. (See financial note 10)

18 See financial notes

 Schwab® Monthly Income Fund - Enhanced Payout

Portfolio Holdings  as of December 31, 2010

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

99.9%	Other Investment Companies	73,606,340	77,894,868

99.9%	Total Investments	73,606,340	77,894,868
0.1%	Other Assets and Liabilities, Net		85,403

100.0%	Total Net Assets		77,980,271

	Number	Value
Security	of Shares	($)

Other Investment Companies 99.9% of net assets

Equity Funds 24.7%
Laudus Growth Investors U.S. Large Cap Growth Fund (a)	185,174	2,329,486
Laudus International MarketMasters Fund, Select Shares (a)	121,997	2,347,215
Schwab Dividend Equity Fund (a)	666,434	8,563,683
Schwab Global Real Estate Fund (a)	926,373	5,984,367

		19,224,751

Fixed-Income Funds 70.0%
Laudus Mondrian International Fixed Income Fund (a)	333,820	3,935,734
Schwab Premier Income Fund (a)	2,198,509	22,600,676
Schwab Short-Term Bond Market Fund (a)	1,023,523	9,324,292
Schwab Total Bond Market Fund (a)	2,038,247	18,731,492

		54,592,194

Money Funds 5.2%
Schwab Value Advantage Money Fund, Institutional Prime Shares (a)	2,118,156	2,118,156
State Street Institutional Liquid Reserves Fund - Institutional Class	1,959,767	1,959,767

		4,077,923

Total Other Investment Companies
(Cost $73,606,340)		77,894,868

End of Investments.

At 12/31/10 the tax basis cost of the fund’s investments was $73,943,013 and the unrealized appreciation and depreciation were $4,249,013 and ($297,158), respectively, with a net unrealized appreciation of $3,951,855.

(a)	Issuer is affiliated with the fund’s adviser.

See financial notes 19

 Schwab Monthly Income Fund - Enhanced Payout

Statement of
Assets and Liabilities
As of December 31, 2010.

Assets

Investments in affiliated underlying funds, at value (cost $71,646,573)		$75,935,101
Investments in unaffiliated issuers, at value (cost $1,959,767)	+	1,959,767

Total investments, at value (cost $73,606,340)		77,894,868
Receivables:
Dividends		129,923
Fund shares sold		92,299
Interest		262
Prepaid expenses	+	1,543

Total assets		78,118,895

Liabilities

Payables:
Investment adviser and administrator fees		1,882
Fund shares redeemed		89,897
Accrued expenses	+	46,845

Total liabilities		138,624

Net Assets

Total assets		78,118,895
Total liabilities	−	138,624

Net assets		$77,980,271

Net Assets by Source
Capital received from investors		82,375,684
Net investment income not yet distributed		27,242
Net realized capital losses		(8,711,183)
Net unrealized capital gains		4,288,528

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$77,980,271		7,884,152		$9.89

20 See financial notes

 Schwab Monthly Income Fund - Enhanced Payout

Statement of
Operations
For January 1, 2010 through December 31, 2010.

Investment Income

Dividends received from affiliated underlying funds		$2,369,285
Interest	+	3,235

Total investment income		2,372,520

Expenses

Professional fees		38,496
Registration fees		22,503
Shareholder reports		17,184
Portfolio accounting fees		16,858
Transfer agent fees		11,901
Trustees’ fees		5,446
Custodian fees		770
Other expenses	+	3,756

Total expenses		116,914
Expense reduction by adviser and Schwab	−	116,914

Net expenses	−	—

Net investment income		2,372,520

Realized and Unrealized Gains (Losses)

Realized capital gain distributions received from affiliated underlying funds		29,424
Net realized gains on sales of affiliated underlying funds		82,230
Net realized gains on unaffiliated investments	+	50

Net realized gains		111,704
Net unrealized gains on affiliated underlying funds	+	3,792,279

Net realized and unrealized gains		3,903,983

Increase in net assets resulting from operations		$6,276,503

See financial notes 21

 Schwab Monthly Income Fund - Enhanced Payout

Statements of
Changes in Net Assets
For the current and prior report periods.

Operations

1/1/10-12/31/10			1/1/09-12/31/09
Net investment income		$2,372,520	$2,063,321
Net realized gains (losses)		111,704	(1,820,195)
Net unrealized gains	+	3,792,279	6,312,928

Increase in net assets from operations		6,276,503	6,556,054

Distributions to Shareholders

Distributions from net investment income		($2,380,997)	($2,040,506)

Transactions in Fund Shares1

		1/1/10-12/31/10		1/1/09-12/31/09
		SHARES	VALUE	SHARES	VALUE
Shares sold		2,673,556	$25,785,727	1,591,824	$14,624,980
Issued in connection with merger		—	—	5,931,704	51,970,035
Shares reinvested		151,588	1,461,301	138,890	1,284,297
Shares redeemed	+	(2,639,596)	(25,479,893)	(1,099,308)	(10,016,725)

Net transactions in fund shares		185,548	$1,767,135	6,563,110	$57,862,587

Shares Outstanding and Net Assets

		1/1/10-12/31/10		1/1/09-12/31/09
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		7,698,604	$72,317,630	1,135,494	$9,939,495
Total increase	+	185,548	5,662,641	6,563,110	62,378,135

End of period		7,884,152	$77,980,271	7,698,604	$72,317,630

Net investment income not yet distributed			$27,242		$33,331

[1]	Effective June 16, 2009, all of the assets and liabilities of the Schwab Retirement Income Fund were transferred to the Schwab Monthly Income Fund - Enhanced Payout. (See Financial Note 10)

22 See financial notes

Schwab® Monthly Income Fund - Maximum Payout

Financial Statements

Financial Highlights

	1/1/10–	1/1/09–	3/28/08[1]–
	12/31/10	12/31/09	12/31/08

Per-Share Data ($)

Net asset value at beginning of period	9.56	9.19	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.30	0.45	0.34
Net realized and unrealized gains (losses)	0.34	0.37	(0.82)

Total from investment operations	0.64	0.82	(0.48)
Less distributions:
Distributions from net investment income	(0.30)	(0.45)	(0.33)

Net asset value at end of period	9.90	9.56	9.19

Total return (%)	6.83	9.18	(4.84)[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[3]	0.00 [4]	0.00 [4]	0.00	[5]
Gross operating expenses[3]	0.20	0.32	0.29	[5]
Net investment income (loss)	3.12	4.96	4.68	[5]
Portfolio turnover rate	20	12	24	[2]
Net assets, end of period ($ x 1,000,000)	68	52	29

1 Commencement of operations.
2 Not annualized.
3 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
4 Less than 0.005%
5 Annualized.

See financial notes 23

 Schwab® Monthly Income Fund - Maximum Payout

Portfolio Holdings  as of December 31, 2010

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

99.5%	Other Investment Companies	65,682,512	67,489,785

99.5%	Total Investments	65,682,512	67,489,785
0.5%	Other Assets and Liabilities, Net		342,426

100.0%	Total Net Assets		67,832,211

	Number	Value
Security	of Shares	($)

Other Investment Companies 99.5% of net assets

Equity Funds 10.0%
Schwab Dividend Equity Fund (a)	267,278	3,434,526
Schwab Global Real Estate Fund (a)	516,176	3,334,495

		6,769,021

Fixed-Income Funds 82.9%
Laudus Mondrian International Fixed Income Fund (a)	380,895	4,490,751
Schwab Premier Income Fund (a)	2,269,553	23,331,004
Schwab Short-Term Bond Market Fund (a)	1,113,458	10,143,602
Schwab Total Bond Market Fund (a)	1,986,916	18,259,755

		56,225,112

Money Funds 6.6%
Schwab Value Advantage Money Fund, Institutional Prime Shares (a)	1,944,812	1,944,812
State Street Institutional Liquid Reserves Fund - Institutional Class	2,550,840	2,550,840

		4,495,652

Total Other Investment Companies
(Cost $65,682,512)		67,489,785

End of Investments.

At 12/31/10 the tax basis cost of the fund’s investments was $66,346,667 and the unrealized appreciation and depreciation were $1,149,688 and ($6,570), respectively, with a net unrealized appreciation of $1,143,118.

(a)	Issuer is affiliated with the fund’s adviser.

24 See financial notes

 Schwab Monthly Income Fund - Maximum Payout

Statement of
Assets and Liabilities
As of December 31, 2010.

Assets

Investments in affiliated underlying funds, at value (cost $63,131,672)		$64,938,945
Investments in unaffiliated issuers, at value (cost $2,550,840)	+	2,550,840

Total investments, at value (cost $65,682,512)		67,489,785
Receivables:
Fund shares sold		309,938
Dividends		135,770
Due from investment adviser		1,379
Interest		405
Prepaid expenses	+	1,074

Total assets		67,938,351

Liabilities

Payables:
Fund shares redeemed		72,781
Accrued expenses	+	33,359

Total liabilities		106,140

Net Assets

Total assets		67,938,351
Total liabilities	−	106,140

Net assets		$67,832,211

Net Assets by Source
Capital received from investors		67,352,734
Net investment income not yet distributed		17,771
Net realized capital losses		(1,345,567)
Net unrealized capital gains		1,807,273

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$67,832,211		6,849,384		$9.90

See financial notes 25

 Schwab Monthly Income Fund - Maximum Payout

Statement of
Operations
For January 1, 2010 through December 31, 2010.

Investment Income

Dividends received from affiliated underlying funds		$1,981,590
Interest	+	4,970

Total investment income		1,986,560

Expenses

Professional fees		35,145
Registration fees		27,478
Shareholder reports		22,407
Portfolio accounting fees		16,530
Transfer agent fees		12,785
Trustees’ fees		5,351
Custodian fees		1,824
Interest expense		24
Other expenses	+	3,433

Total expenses		124,977
Expense reduction by adviser and Schwab	−	124,953

Net expenses	−	24

Net investment income		1,986,536

Realized and Unrealized Gains (Losses)

Realized capital gain distributions received from affiliated underlying funds		30,778
Net realized losses on sales of affiliated underlying funds		(492,218)
Net realized gains on unaffiliated investments	+	40

Net realized losses		(461,400)
Net unrealized gains on investments	+	2,456,570

Net realized and unrealized gains		1,995,170

Increase in net assets resulting from operations		$3,981,706

26 See financial notes

 Schwab Monthly Income Fund - Maximum Payout

Statements of
Changes in Net Assets
For the current and prior report periods.

Operations

1/1/10-12/31/10			1/1/09-12/31/09
Net investment income		$1,986,536	$1,788,465
Net realized losses		(461,400)	(354,558)
Net unrealized gains	+	2,456,570	1,700,907

Increase in net assets from operations		3,981,706	3,134,814

Distributions to Shareholders

Distributions from net investment income		($1,992,325)	($1,790,054)

Transactions in Fund Shares

		1/1/10-12/31/10		1/1/09-12/31/09
		SHARES	VALUE	SHARES	VALUE
Shares sold		5,407,670	$52,923,920	3,802,334	$35,843,029
Shares reinvested		96,217	941,879	85,314	797,877
Shares redeemed	+	(4,131,666)	(40,380,786)	(1,593,599)	(14,868,909)

Net transactions in fund shares		1,372,221	$13,485,013	2,294,049	$21,771,997

Shares Outstanding and Net Assets

		1/1/10-12/31/10		1/1/09-12/31/09
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		5,477,163	$52,357,817	3,183,114	$29,241,060
Total increase	+	1,372,221	15,474,394	2,294,049	23,116,757

End of period		6,849,384	$67,832,211	5,477,163	$52,357,817

Net investment income not yet distributed			$17,771		$20,800

See financial notes 27

 Schwab Monthly Income Funds

Financial Notes

1. Business Structure of the Funds:

Each of the funds in this report is a series of Schwab Capital Trust (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust including the funds discussed in this report, which are highlighted:

Schwab Capital Trust (organized May 7, 1993)	Schwab MarketTrack Conservative Portfolio
Schwab Monthly Income Fund-Moderate Payout	Laudus Small-Cap MarketMasters Fund
Schwab Monthly Income Fund-Enhanced Payout	Laudus International MarketMasters Fund
Schwab Monthly Income Fund-Maximum Payout	Schwab Balanced Fund
Schwab Target 2010 Fund	Schwab Premier Equity Fund
Schwab Target 2015 Fund	Schwab Core Equity Fund
Schwab Target 2020 Fund	Schwab Dividend Equity Fund
Schwab Target 2025 Fund	Schwab Large-Cap Growth Fund
Schwab Target 2030 Fund	Schwab Small-Cap Equity Fund
Schwab Target 2035 Fund	Schwab Hedged Equity Fund
Schwab Target 2040 Fund	Schwab Financial Services Fund
Schwab S&P 500 Index Fund	Schwab Health Care Fund
Schwab Small-Cap Index Fund	Schwab International Core Equity Fund
Schwab Total Stock Market Index Fund	Schwab Fundamental US Large Company Index Fund
Schwab International Index Fund	Schwab Fundamental US Small-Mid Company Index Fund
Schwab MarketTrack All Equity Portfolio	Schwab Fundamental International Large Company Index Fund
Schwab MarketTrack Growth Portfolio	Schwab Fundamental International Small-Mid Company Index Fund
Schwab MarketTrack Balanced Portfolio	Schwab Fundamental Emerging Markets Index Fund

The Schwab Monthly Income Funds are “fund of funds”. Each of the funds seeks to achieve its investment objective by investing in a combination of other Schwab and/or Laudus Funds and other unaffiliated, third-party mutual funds, in accordance with its target portfolio allocation. In addition, the funds may purchase individual securities to achieve their investment objectives. Each fund bears its share of the allocable expenses of the underlying funds in which they invest.

The funds offer one share class. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of the fund, as applicable. Each share has a par value of 1/1,000 of a cent, and the trustees may authorize the issuance of as many shares as necessary.

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities laws.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:

•	Underlying funds: valued at their respective net asset values as determined by the underlying funds in accordance with the 1940 Act for a given day.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements). If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

 Schwab Monthly Income Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

The three levels of the fair value hierarchy as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities and futures contracts. The funds do not adjust the quoted price for such investments, even in situations where the funds hold a large position and a sale could reasonably impact the quoted price. Investments in underlying funds are valued at their Net Asset Value (NAV) daily and are classified as Level 1 prices.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the funds’ investments as of December 31, 2010:

Schwab Monthly Income Fund — Moderate Payout

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total*

Other Investment Companies(a)	$20,233,988	$—	$—	$20,233,988

Total	$20,233,988	$—	$—	$20,233,988

Schwab Monthly Income Fund — Enhanced Payout

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total*

Other Investment Companies(a)	$77,894,868	$—	$—	$77,894,868

Total	$77,894,868	$—	$—	$77,894,868

 Schwab Monthly Income Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

Schwab Monthly Income Fund — Maximum Payout

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total*

Other Investment Companies(a)	$67,489,785	$—	$—	$67,489,785

Total	$67,489,785	$—	$—	$67,489,785

*	The fund had no Other Financial Instruments.
(a)	As categorized in Portfolio Holdings.

In January 2010, the Financial Accounting Standards Board issued new guidance requiring reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements of Level 3 securities on a gross basis. The new and revised disclosures are required to be implemented for annual and interim periods beginning after December 15, 2009, except for the disclosures surrounding purchases, sales, issuances and settlements of Level 3 fair value measurements on a gross basis, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years.

The funds have adopted the new guidance for the period ended December 31, 2010. There were no significant transfers between Level 1 and Level 2 for the period ended December 31, 2010. Management is currently evaluating the impact of the adoption of the other provisions of the new guidance on the funds’ financial statements.

(b) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.

(c) Investment Income:

Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.

(d) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

(e) Distributions to Shareholders:

The funds make distributions from net investment income, if any, to shareholders once a month. The funds make distributions from net realized capital gains, if any, once a year.

(f) Accounting Estimates:

The accounting policies described in this report conform to accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

 Schwab Monthly Income Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

(g) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(h) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss to be remote.

3. Risk Factors:

Asset allocation risk. The fund is subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the fund’s assets among the various asset classes and market segments will cause the fund to underperform other funds with a similar investment objective.

Market risk. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money.

Structural risk. The funds’ monthly income payments will be made from fund assets and will reduce the amount of assets available for investment by the fund. Even if the fund’s capital grows over time, such growth may be insufficient to enable the fund to maintain the amount of its targeted annual payout and targeted monthly income payments. A fund’s investment losses may reduce the amount of future cash income payments an investor will receive from the fund. The dollar amount of a fund’s monthly income payments could vary substantially from one year to the next and over time depending on several factors, including the performance of the financial markets in which the fund invests, the allocation of fund assets across different asset classes and investments, the performance of the fund’s investment strategies, and the amount and timing of prior distributions by the fund. It is also possible for income payments to go down substantially from one year to the next and over time depending on the timing of an investor’s investments in the fund. Any redemptions will proportionately reduce the amount of future cash income payments to be received from the fund. There is no guarantee that the fund will make monthly income payments to its shareholders or, if made, that the fund’s monthly income payments to shareholders will remain at a fixed amount.

Underlying fund investment risk. The value of an investment in the funds is based primarily on the prices of the underlying funds that the funds purchase. In turn, the price of each underlying fund is based on the value of its securities. Investors should assess the risks associated with the underlying funds in which the fund may invest and the types of investments made by those underlying funds. These risks include any combination of the risks described below, although the fund’s exposure to a particular risk will be proportionate to the fund’s overall asset allocation and underlying fund allocation.

•	Investment risk. An investment in an underlying fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.

•	Management risk. Generally, the underlying funds are actively managed mutual funds. An actively managed mutual fund is subject to the risk that its investment adviser (or sub-adviser) will make poor security selections. An underlying fund’s adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results.

•	Equity risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

•	Large-, mid- and small-cap risk. Stocks of different market capitalizations tend to go in and out of favor based on market and economic conditions. Historically, small- and mid-cap stocks tend to be more volatile than large-cap stocks, and

 Schwab Monthly Income Funds

Financial Notes (continued)

3. Risk Factors (continued):

small-cap stocks have been riskier than large- and mid- cap stocks. During a period when stocks of a particular market capitalization fall behind other types of investments — bonds or stocks of another capitalization range, for instance — an underlying fund’s performance could be reduced to the extent its portfolio is holding stocks of the particular capitalization.

•	Fixed income risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price. Below investment-grade bonds (junk bonds) involve greater credit risk, are more volatile, involve greater risk of price declines and may be more susceptible to economic downturns than investment-grade securities.

•	Foreign investment risk. An underlying fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with investments in emerging markets.

•	Derivatives risk. An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the fund to lose more than the principal amount invested.

•	Money market risk. Although an underlying money market fund seeks to maintain a stable $1 net asset value, it is possible to lose money by investing in a money market fund. In addition, a money market fund is not designed to offer capital appreciation.

•	Liquidity risk. A particular investment may be difficult to purchase or sell. An underlying fund may be unable to sell illiquid securities at an advantageous time or price.

•	Portfolio turnover risk. Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance and may increase the likelihood of capital gain distributions.

•	Exchange-traded fund (ETFs) risk. When an underlying fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio of securities.

Direct investment risk. The fund may invest a portion of its assets directly in equity and fixed income securities, as well as other mutual funds to maintain its asset allocations. The fund’s direct investment in these securities is subject to the same or similar risks as an underlying fund’s investment in the same security.

Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds and the underlying funds.

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between it and the trust.

The Board of Trustees has adopted a Shareholder Servicing Plan (the “Plan”) on behalf of the funds. The plan enables each fund to bear expenses relating to the provision by services providers, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, “Schwab”) of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds. The funds are not subject to any fees under the plan.

 Schwab Monthly Income Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

CSIM and Schwab have agreed with the funds to limit (“expense limitation”) the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses of the funds to 0.00% for so long as CSIM serves as the investment adviser to the funds, which may only be amended or terminated with the approval of the funds’ Board of Trustees.

The agreement to limit the funds’ total expenses charged is limited to each fund’s direct operating expenses and, therefore, does not apply to acquired fund fees and expenses, which are indirect expenses incurred by a fund through its investments in the underlying funds.

The funds may engage in certain transactions involving related parties. Pursuant to an exemptive order issued by the SEC, the funds may invest in other related funds. As of December 31, 2010, the percentages of shares of other related funds owned by each Monthly Income Fund are:

	Schwab Monthly	Schwab Monthly	Schwab Monthly
	Income Fund	Income Fund	Income Fund
	Moderate Payout	Enhanced Payout	Maximum Payout

Equity Funds:
Schwab Dividend Equity Fund	0.2%	0.6%	0.2%
Laudus International MarketMasters Fund	0.1%	0.2%	—
Laudus Growth Investors U.S. Large Cap Growth Fund	0.3%	0.6%	—
Schwab Global Real Estate Fund	1.2%	3.3%	1.8%
Fixed-Income Funds:
Schwab Short-Term Bond Market Fund	0.9%	3.7%	4.1%
Schwab Premier Income Fund	1.1%	5.3%	5.4%
Schwab Total Bond Market Fund	0.4%	2.0%	2.0%
Laudus Mondrian International Fixed Income Fund	0.1%	0.5%	0.6%
Money Funds:
Schwab Value Advantage Money Fund	0.0% *	0.0% *	0.0%*

*	Less than 0.1%

 Schwab Monthly Income Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

Below is a summary of the funds’ transactions with their affiliated underlying funds during the period ended December 31, 2010.

Schwab Monthly Income Fund — Moderate Payout:

	Balance			Balance		Realized	Distributions
	of Shares			of Shares	Market	Gain (Loss)	Received*
	Held at	Gross	Gross	Held at	Value at	1/1/2010	1/1/2010
Underlying Fund	12/31/09	Additions	Sales	12/31/10	12/31/10	to 12/31/2010	to 12/31/2010

Laudus International MarketMasters Fund, Select Shares	54,194	16,068	(7,279)	62,983	$1,211,789	($22,686)	$15,563
Laudus Growth Investors U.S. Large Cap Growth Fund	—	107,564	(6,723)	100,841	1,268,584	4,975	1,111
Laudus Rosenberg U.S. Large Capitalization Fund, Select Shares	103,754	—	(103,754)	—	—	4,959	—
Schwab Dividend Equity Fund	204,172	71,755	(10,387)	265,540	3,412,192	(19,043)	53,102
Schwab Global Real Estate Fund	233,339	119,893	(19,324)	333,908	2,157,049	(40,208)	157,248
Laudus Mondrian International Fixed Income Fund	55,373	25,651	(3,442)	77,582	914,694	1,170	11,856
Schwab Premier Income Fund	323,802	157,722	(29,063)	452,461	4,651,302	3,029	176,258
Schwab Short-Term Bond Market Fund	172,854	77,104	(6,567)	243,391	2,217,296	(2,912)	31,359
Schwab Total Bond Market Fund	289,573	150,896	(32,410)	408,059	3,750,061	(5,260)	103,743
Schwab Value Advantage Money Fund, Institutional Shares	197,105	—	(197,105)	—	—	—	75
Schwab Value Advantage Money Fund, Institutional Prime Shares	—	197,105	—	197,105	197,105	—	164

Total					$19,780,072	($75,976)	$550,479

*	Distributions received include distributions from net investment income and from capital gains from the underlying funds.

 Schwab Monthly Income Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

Schwab Monthly Income Fund — Enhanced Payout:

	Balance			Balance		Realized	Distributions
	of Shares			of Shares	Market	Gain (Loss)	Received*
	Held at	Gross	Gross	Held at	Value at	1/1/2010	1/1/2010
Underlying Fund	12/31/09	Additions	Sales	12/31/10	12/31/10	to 12/31/2010	to 12/31/2010

Laudus International MarketMasters Fund, Select Shares	137,903	7,937	(23,843)	121,997	$2,347,215	($16,179)	$30,930
Laudus Growth Investors U.S. Large Cap Growth Fund	—	218,995	(33,821)	185,174	2,329,486	42,558	2,022
Laudus Rosenberg U.S. Large Capitalization Fund, Select Shares	266,724	—	(266,724)	—	—	319,419	—
Schwab Dividend Equity Fund	696,429	76,935	(106,930)	666,434	8,563,683	(64,455)	142,604
Schwab Global Real Estate Fund	932,144	123,191	(128,962)	926,373	5,984,367	(104,734)	480,017
Laudus Mondrian International Fixed Income Fund	310,560	25,820	(2,560)	333,820	3,935,734	(282)	54,485
Schwab Premier Income Fund	2,095,669	242,066	(139,226)	2,198,509	22,600,676	16,039	956,337
Schwab Short-Term Bond Market Fund	962,490	96,612	(35,579)	1,023,523	9,324,292	(15,913)	148,505
Schwab Total Bond Market Fund	1,927,573	263,741	(153,067)	2,038,247	18,731,492	(94,223)	581,235
Schwab Value Advantage Money Fund, Institutional Shares	2,118,156	—	(2,118,156)	—	—	—	809
Schwab Value Advantage Money Fund, Institutional Prime Shares	—	2,118,156	—	2,118,156	2,118,156	—	1,765

Total					$75,935,101	$82,230	$2,398,709

*	Distributions received include distributions from net investment income and from capital gains from the underlying funds.

Schwab Monthly Income Fund — Maximum Payout:

	Balance			Balance		Realized	Distributions
	of Shares			of Shares	Market	Gain (Loss)	Received*
	Held at	Gross	Gross	Held at	Value at	1/1/2010	1/1/2010
Underlying Fund	12/31/09	Additions	Sales	12/31/10	12/31/10	to 12/31/2010	to 12/31/2010

Schwab Dividend Equity Fund	220,751	105,480	(58,953)	267,278	$3,434,526	($99,561)	$55,801
Schwab Global Real Estate Fund	428,910	176,150	(88,884)	516,176	3,334,495	(176,149)	254,047
Laudus Mondrian International Fixed Income Fund	294,591	127,583	(41,279)	380,895	4,490,751	(13,641)	61,027
Schwab Premier Income Fund	1,799,877	860,369	(390,693)	2,269,553	23,331,004	(14,149)	944,117
Schwab Short-Term Bond Market Fund	873,536	413,667	(173,745)	1,113,458	10,143,602	(90,110)	152,153
Schwab Total Bond Market Fund	1,569,698	749,206	(331,988)	1,986,916	18,259,755	(98,608)	542,859
Schwab Value Advantage Money Fund, Institutional Shares	1,944,813	—	(1,944,813)	—	—	—	1,621
Schwab Value Advantage Money Fund, Institutional Prime Shares	—	1,944,812	—	1,944,812	1,944,812	—	743

Total					$64,938,945	($492,218)	$2,012,368

*	Distributions received include distributions from net investment income and from capital gains from the underlying funds.

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject

 Schwab Monthly Income Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

to the oversight and periodic review of the Board of Trustees of the Schwab Funds. The funds had no interfund borrowing or lending activity during the period.

5. Transfer Agent Services:

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agent services for each fund.

6. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or Schwab. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their service as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund’s Statement of Operations.

7. Borrowing from Banks:

The funds may borrow money from banks and custodians. The funds have custodian overdraft facilities, a committed line of credit of $150 million with State Street Bank and Trust Company, an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman. The funds pay interest on the amounts they borrow at rates that are negotiated periodically. The funds also pay an annual fee to State Street Bank and Trust Company for the committed line of credit.

There were no borrowings from the lines of credit during the period. However, the funds may have utilized their overdraft facility and incurred interest expense, which is disclosed on the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

8. Purchases and Sales/Maturities of Investment Securities:

For the period ended December 31, 2010, purchases and sales of securities (excluding short-term obligations) were as follows:

	Purchases of Securities	Sales/Maturities of Securities

Schwab Monthly Income Fund — Moderate Payout	$7,187,105	$2,269,292
Schwab Monthly Income Fund — Enhanced Payout	12,333,156	10,677,690
Schwab Monthly Income Fund — Maximum Payout	25,104,813	12,284,813

9. Federal Income Taxes:

As of December 31, 2010, the components of distributable earnings on a tax-basis were as follows:

	Schwab	Schwab	Schwab
	Monthly Income Fund	Monthly Income Fund	Monthly Income Fund
	Moderate Payout	Enhanced Payout	Maximum Payout

Undistributed ordinary income	$7,953	$27,242	$17,772
Undistributed long-term capital gains	—	—	—
Unrealized appreciation	755,842	4,249,013	1,149,688
Unrealized depreciation	(3,197)	(297,158)	(6,570)
Other unrealized appreciation/(depreciation)	—	1	—
Net unrealized appreciation/(depreciation)	$752,645	$3,951,856	$1,143,118

The primary difference between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales. Capital loss carry forwards may be used to offset future realized capital gains for federal

 Schwab Monthly Income Funds

Financial Notes (continued)

9. Federal Income Taxes (continued):

income tax purposes. As of December 31, 2010, the following funds had capital loss carry forwards available to offset net capital gains before the expiration dates:

	Schwab	Schwab	Schwab
	Monthly Income Fund	Monthly Income Fund	Monthly Income Fund
Expiration Date	Moderate Payout	Enhanced Payout	Maximum Payout

December 31, 2015	$—	$5,878,422	$—
December 31, 2016	80,612	819,197	281,315
December 31, 2017	110,295	1,676,892	215,321
December 31, 2018	52,997	—	—

Total	$243,904	$8,374,511	$496,636

For tax purposes, realized net capital losses, occurring after October 31, may be deferred and treated as occurring on the first day of the following year. For the period ended December 31, 2010, the funds had capital losses deferred and capital losses utilized as follows:

	Schwab	Schwab	Schwab
	Monthly Income Fund	Monthly Income Fund	Monthly Income Fund
	Moderate Payout	Enhanced Payout	Maximum Payout

Capital losses deferred	$—	$—	$184,777
Capital losses utilized	—	160,557	3,364

The tax-basis components of distributions paid during the current and prior fiscal years were:

	Schwab	Schwab	Schwab
	Monthly Income Fund	Monthly Income Fund	Monthly Income Fund
	Moderate Payout	Enhanced Payout	Maximum Payout

Current period distributions
Ordinary income	$544,757	$2,380,997	$1,992,325
Long-term capital gains	—	—	—
Return of capital	—	—	—
Prior period distributions
Ordinary income	$442,805	$2,040,506	$1,790,054
Long-term capital gains	—	—	—
Return of capital	—	—	—

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for capital losses related to wash sales. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

The permanent book and tax basis differences may result in reclassifications between capital account and other accounts as required. The adjustments have no impact on net assets or the results of operations. As of December 31, 2010, the funds made the following reclassifications:

	Schwab	Schwab	Schwab
	Monthly Income Fund	Monthly Income Fund	Monthly Income Fund
	Moderate Payout	Enhanced Payout	Maximum Payout

Capital Shares	$—	$—	$—
Undistributed net investment income	551	2,388	2,760
Net realized capital gains and losses	(551)	(2,388)	(2,760)

 Schwab Monthly Income Funds

Financial Notes (continued)

9. Federal Income Taxes (continued):

As of December 31, 2010, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended December 31, 2010, the funds did not incur any interest or penalties.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (“the Act”) was signed by The President. The Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs.

Certain of the enacted provisions include:

Post-enactment capital losses may now be carried forward indefinitely, but must retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

10. Reorganization:

Under a plan of reorganization adopted by the trust, all of the assets and liabilities of the Schwab Retirement Income Fund were transferred to the Schwab Monthly Income Fund-Enhanced Payout. The purpose of the transaction was to combine two funds managed by CSIM with comparable investment objectives and strategies. The reorganization, which qualified as a tax-free exchange for federal income tax purposes, was completed at the close of business on June 16, 2009 with capital losses acquired of $6,626,521. The following is a summary of shares outstanding, net assets, net asset value per share issued and unrealized appreciation/depreciation immediately before and after the reorganization.

	Before Reorganization		After Reorganization
	Schwab	Schwab	Schwab
	Monthly Income Fund —	Retirement	Monthly Income Fund —
	Enhanced Payout	Income Fund	Enhanced Payout

Shares	1,177,061	6,061,346	7,108,898
Net Assets	$10,312,725	$51,971,143	$62,283,868
Net Asset Value	$8.76	$8.57	$8.76
Net unrealized appreciation/(depreciation)	($1,370,164)	($4,336,434)	($5,706,598)
Market value of investments	$10,273,698	$51,875,210	$62,148,908
Cost of investments	$11,643,862	$56,211,644	$67,855,506

11. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

Report of Independent Registered Public Accounting Firm

To the Boards of Trustees and Shareholders of:
Schwab Monthly Income Fund—Moderate Payout
Schwab Monthly Income Fund—Enhanced Payout
Schwab Monthly Income Fund—Maximum Payout

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Monthly Income Fund—Moderate Payout, Schwab Monthly Income Fund—Enhanced Payout and Schwab Monthly Income Fund—Maximum Payout (three of the portfolios constituting Schwab Capital Trust, hereafter referred to as the “Funds”) at December 31, 2010, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities and investments in the underlying funds at December 31, 2010 by correspondence with the custodian and transfer agent of the underlying funds, respectively, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
February 16, 2011

Other Federal Tax Information, (unaudited)

For corporate shareholders, the following percentage of the funds dividend distributions paid during the fiscal year ended December 31, 2010, qualify under Internal Revenue Code section 854(b)(1)(A) for the corporate dividends received deduction:

Schwab Monthly Income Fund — Moderate Payout	9.95%
Schwab Monthly Income Fund — Enhanced Payout	6.07%
Schwab Monthly Income Fund — Maximum Payout	2.80%

For the fiscal year ended December 31, 2010, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(ii) of the International Revenue Code. Shareholders will be notified in January 2010 via IRS form 1099 of the amounts for use in preparing their 2010 income tax return.

Schwab Monthly Income Fund — Moderate Payout	$76,207
Schwab Monthly Income Fund — Enhanced Payout	$195,187
Schwab Monthly Income Fund — Maximum Payout	$66,192

Trustees and Officers

The tables below give information about the trustees and officers for Schwab Capital Trust which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 86 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of Schwab Capital Trust since 2000.)	Chairman of JDN Corporate Advisory LLC.	73	Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009) Director, Excelsior Funds (2006 – 2007)

John F. Cogan 1947 Trustee (Trustee of Schwab Capital Trust since 2008.)	Senior Fellow: The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 1994 – present).	73	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of Schwab Capital Trust since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	73	Director, Ditech Networks Corporation (1997 – present)
Director, TOUSA (1998 – present)
Director, Mission West Properties (1998 – present)
Director, Globalstar, Inc. (2009 – present)
Director, Harris-Stratex Networks (2001 – present)
Director, Aphton Corp. (1991 – 2007)
Director, Solectron Corporation (1998 – 2007)
Director, Genitope Corporation (2000 – 2009)
			Director, Excelsior Funds (2006 – 2007)

David L. Mahoney 1954 Trustee (Trustee of Schwab Capital Trust since 2011.)	Private Investor.	73	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Tercica Inc. (2004 – 2008)

Kiran M. Patel 1948 Trustee (Trustee of Schwab Capital Trust since 2011.)	Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 – present); Senior Vice President and General Manager of Consumer Group, Intuit, Inc. (June 2007 – Dec. 2008); Senior Vice President and Chief Financial Officer, Intuit, Inc. (Sept. 2005 – Jan. 2008).	73	Director, KLA-Tencor Corporation (2008 – present) Director, BEA Systems, Inc. (2007 – 2008) Director, Eaton Corp. (2003 – 2006)

 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Gerald B. Smith 1950 Trustee (Trustee of Schwab Capital Trust since 2000.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	73	Lead Independent Director, Board of Cooper Industries (2002 – present) Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc (2009 – present)

Joseph H. Wender 1944 Trustee (Trustee of Schwab Capital Trust since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc. (Jan. 2008- present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present); Senior Director, Chairman of the Finance Committee, GSC Group (July 2005 – Dec. 2007); General Partner, Goldman Sachs & Co., Inc. (Oct. 1982 – June 2005).	73	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of Schwab Capital Trust since 1993.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	73	None

Walter W. Bettinger II2 1960 Trustee (Trustee of Schwab Capital Trust since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	86	None

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of Schwab Capital Trust since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer, (Sept. 2010 – present), Charles Schwab Investment Management, Inc.; President and Chief Executive Officer, Schwab Funds, Laudus Funds and Schwab ETFs (Dec. 2010 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010); Co-Head and Senior Portfolio Manager, Wells Capital Management (June 1999 – March 2007).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of Schwab Capital Trust since 2004.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present); Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds (June 2006 – June 2007).

Koji E. Felton 1961 Secretary and Chief Legal Officer (Officer of Schwab Capital Trust since 1998.)	Senior Vice President, Chief Counsel and Corporate Secretary, Charles Schwab Investment Management, Inc. (July 2000 – present); Senior Vice President and Deputy General Counsel, Charles Schwab & Co., Inc. (June 1998 – present); Vice President and Assistant Clerk, Laudus Funds (Jan. 2010 – present); Chief Legal Officer and Secretary, Schwab Funds (Nov. 1998 – present) and Schwab ETFs (Oct. 2009 – present); Chief Legal Officer and Secretary, Excelsior Funds (June 2006 – June 2007).

Catherine MacGregor 1964 Vice President (Officer of Schwab Capital Trust since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk, Laudus Funds (March 2007 – present); Vice President and Assistant Clerk, Schwab Funds (Dec. 2005 – present) and Schwab ETFs (Oct. 2009 – present).

Michael Haydel 1972 Vice President (Officer of Schwab Capital Trust since 2006.)	Vice President, Asset Management Client Services, Charles Schwab & Co., Inc. (2004 – present); Vice President (Sept. 2005 – present), Anti-Money Laundering Officer (Oct. 2005 – Feb. 2009), Laudus Funds; Vice President, Schwab Funds (June 2007 – present) and Schwab ETFs (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds® retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the Schwab Funds retirement policy also requires any independent trustee of the Schwab Funds who also serves as an independent trustee of the Laudus Funds to retire from the Boards of the Schwab Funds upon their required retirement date from either the Boards of Trustees of the Schwab Funds or the Laudus Funds, whichever comes first.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they are employees of Schwab and/or the investment adviser. In addition to their employment with Schwab and/or the investment adviser, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Glossary

asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

Barclays Capital General Municipal Bond Index An index that covers the USD-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds.

Barclays Capital U.S. Aggregate Bond Index A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-back securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Barclays Capital U.S. TIPS Index (Series-L) A rules-based, market value-weighted index that tracks inflation-protected securities issued by the U.S. Treasury that have at least one year remaining to maturity, are rated investment grade and have $250 million or more of outstanding face value.

Barclays Capital U.S. Treasury Index An index that includes public obligations of the U.S. Treasury that have at least one year remaining to maturity, are rated investment grade and have $250 million or more of outstanding face value. Excludes Treasury bills, certain special issues and TIPS.

beta A historical measure of an investment’s volatility relative to a market index (usually the S&P 500®). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.

bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”

An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.

bond fund A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.

cap, capitalization See “market cap.”

capital gain, capital loss the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

earnings growth rate For a mutual fund, the average yearly rate at which the earnings of the companies in the fund’s portfolio have grown, measured over the past five years.

earnings per share (EPS) A company’s earnings, or net income, for the past 12 months, divided by the number of shares outstanding.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.

gross domestic product (GDP) The output of goods and services produced by labor and property located in the United States.

market cap, market capitalization The value of a company as determined by the total value of all shares of its stock outstanding.

median market cap The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund’s assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.

MSCI EAFE (Europe, Australasia, Far East) Index A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

MSCI EAFE Growth Index An index that is a subset of the MSCI EAFE Index that generally represents 50% of the free float-adjusted market capitalization of the MSCI EAFE Index and consists of those securities classified by MSCI as most representing the growth style.

MSCI EAFE Value Index An index that is a subset of the MSCI EAFE Index that generally represents 50% of the free float-adjusted market capitalization of the MSCI EAFE Index and consists of those securities classified by MSCI as most representing the value style.

MSCI Emerging Markets Index A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

net asset value (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.

price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.

return on equity (ROE) The average yearly rate of return for each dollar of investors’ money, measured over the past five years.

Russell 1000 Growth Index An index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index An index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Russell 2000 Growth Index An index that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Value Index An index that measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap Growth Index An index that measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Value Index An index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500 Index A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.

stock A share of ownership, or equity, in the issuing company.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

weighted average For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.

yield The income paid out by an investment, expressed as a percentage of the investment’s market value.

PRIVACY NOTICE
 THIS IS NOT PART OF THE SHAREHOLDER REPORT

A Commitment to Your Privacy

Your Privacy Is Not for Sale

We do not and will not sell your personal information to anyone, for any reason.

We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	APPLICATION AND REGISTRATION INFORMATION.

We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.

•	TRANSACTION AND EXPERIENCE INFORMATION.

Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.

•	WEBSITE USAGE.

When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please click the Privacy link on our website.

How We Share and Use Your Information

We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

•	to help us process transactions for your account;

•	when we use other companies to provide services for us, such as printing and mailing your account statements;

•	when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).

State Laws

We will comply with state laws that apply to the disclosure or use of information about you.

Safeguarding Your Information — Security Is a Partnership

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.

Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.

We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Contact Us

To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call one of the numbers below.

© 2010 Schwab Funds. All rights reserved.

Notes

Notes

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab’s website at www.schwabfunds.com/prospectus, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting Schwab’s website at www.schwabfunds.com/prospectus or the SEC’s website at http://www.sec.gov.

The Schwab Funds Family®

Stock Funds
Schwab Premier Equity Fund®
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedged Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large* Company Index Fund
Schwab Fundamental US Small-Mid* Company Index Fund
Schwab Fundamental International* Large Company Index Fund
Schwab Fundamental International* Small-Mid Company Index Fund
Schwab Fundamental Emerging Markets* Index Fund
Schwab Global Real Estate Fundtm
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout

Bond Funds
Schwab YieldPlus Fund®
Schwab Short-Term Bond Market Fundtm
Schwab® Premier Income Fund
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab Inflation Protected Fundtm
Schwab Tax-Free YieldPlus Fundtm
Schwab Tax-Free Bond Fundtm
Schwab California Tax-Free YieldPlus Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity1. Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE, FUNDAMENTAL US SMALL-MID, FUNDAMENTAL INTERNATIONAL AND FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2011 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.
MFR45803-02

Item 2: Code of Ethics.
(a)	Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.
(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.
(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.
(f)(1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.
Item 3: Audit Committee Financial Expert.
Registrant’s Board of Trustees has determined that William Hasler and Mariann Byerwalter , currently serving on its audit committee, are “audit committee financial experts,” as such term is defined in Item 3 of Form N-CSR. Each of these members of Registrant’s audit committee is “independent” under the standards set forth in Item 3 of Form N-CSR.
The designation of each of Mr. Hasler and Ms. Byerwalter as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant’s audit committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant’s audit committee or Board of Trustees.
Item 4: Principal Accountant Fees and Services.
(a) Below are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.
Audit Fees
2010: $1,158,770 2009 : $1,219,764

(b) Below are the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of Registrant’s financial statements and are not reported under paragraph (a) above.
      Audit-Related Fees
For services rendered to Registrant:
2010: $82,667 2009: $94,555
Nature of these services: tax provision review and procedures performed related to Registrant’s service provider conversion.
     In each of the last two fiscal years there were no “Audit-Related Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(c) Below are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Tax Fees
For services rendered to Registrant:
2010: $90,725 2009: $103,222
Nature of these services: preparation and review of tax returns.
     In each of the last two fiscal years there were no “Tax Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(d) Below are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.
All Other Fees
For services rendered to Registrant:
2010: $13,258 2009: $13,258

Nature of these services:	review of the methodology of allocation of Charles Schwab & Co., Inc. (“Schwab”) expenses for purposes of Section 15(c) of the Investment Company Act of 1940.

     In each of the last two fiscal years there were no “All Other Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(e)(1) Registrant’s audit committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
(2) The percentage of services described in paragraph (c) of this Item that were approved by the audit committee in 2005 pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X was 10.6% and the dollar amount was $10,901. This $10,901 equals 1.2% of the total fees paid by Registrant to its principal accountant in 2005. None of the services described in paragraphs (b) and (d) of this Item were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not applicable.
(g) Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.
2010: $186,650 2009: $239,151
(h)	During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.
Item 5: Audit Committee of Listed Registrants.
Not applicable.
Item 6: Schedule of Investments.
Not applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8: Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10: Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11: Controls and Procedures.
(a)	Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Marie Chandoha and Registrant’s Principal Financial Officer, George Pereira, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.
(b)	During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.
Item 12: Exhibits.
(a)	(1)	Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.
(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(3)	Not applicable.
(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Schwab Capital Trust- Monthly Income
By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer

Date: 02/14/2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer
Date: 02/14/2011

By:	/s/ George Pereira
George Pereira
Principal Financial Officer
Date: 02/11/2011